                                                                          Form 1
                      IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE SOUTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

IN RE:                             :

OPTICON MEDICAL, INC.,             :         CASE NO:  02-53599
                                                       --------
DEBTOR                                       CHAPTER 11

                                   :         JUDGE CALDWELL
                                                   --------

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                           OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: 03/31/02

As debtor in possession, I affirm:

         1. That I have reviewed the financial statements attached hereto, consisting of:

                           __X__  Operating Statement         (Form 2)
                           __X__  Balance Sheet               (Form 3)
                           __X__  Summary of Operations       (Form 4)
                           __X__  Monthly Cash Statement      (Form 5)
                           _N/A_  Statement of Compensations  (Form 6)

                  and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

         2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not attach written explanation).

         3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current. (if not, attach written explanation).

         4. No Professional Fees (attorney, accountant, etc.) have been paid without specific court authorization. YES. Explain of
                                                             ---
                  separate sheet, if not true.

         5. All United States Trustee Quarterly fees have been paid and are current. YES.
                               ---

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.


Dated:  04/19/02            /s/ G.D. Brunner
        --------           ---------------------------------------------
                           For Debtor in Possession

                           President and CEO                   614-336-2000
                           ----------------------------        ------------
                           Title                               Phone

4/29/02


                                                   OPTICON MEDICAL INC. 02-53599                                         Form 2
                                                      Statement of Operations
                                                        As of March 31, 2002

                                                                MONTH OF    MONTH OF      MONTH OF                      3/21/2002 -
                                                                 JAN '02     FEB '02       MAR '02        YTD           3/31/2002
                                                                ---------------------     --------     --------        ------------
     ORDINARY INCOME/EXPENSE
            EXPENSE
               RESEARCH & DEVELOPMENT
                   PAYROLL EXPENSES
                        WAGES                                      6,563        6,563        6,563       19,689              3281
                        EMPLOYEE BENEFITS                            988          621          807        2,416               752
                        PAYROLL TAXES & OTHER                        640          537          502        1,679               251
                   CONSULTING                                          0            0            0            0                 0
                   DEPRECIATION & AMORTIZATION                     3,190        3,190        3,190        9,570              1053
                   EQUIP & FURNITURE                                   0            0            0            0                 0
                   FREIGHT AND POSTAGE                                 0            0            0            0                 0
                   PATENT EXPENSE                                  2,000        2,618        7,560       12,178                 0
                   PROFESSIONAL SERVICES                               0            0            0            0                 0
                   RENT                                            2,227        2,227        2,227        6,681                 0
                   RESEARCH AND OFFICE SUPPLIES                        0            7          (25)         (18)                0
                   PRODUCT DEVELOPMENT                                 0            0            0            0                 0
                   TRAVEL & ENTERTAINMENT                              0            0            0            0                 0
                                                                --------     --------     --------     --------          --------
               TOTAL RESEARCH & DEVELOPMENT                       15,608       15,763       20,823       52,194             5,337
               CLINICAL & REGULATORY
                   PAYROLL EXPENSES
                        WAGES                                          0            0            0            0                 0
                        EMPLOYEE BENEFITS                              0            0            0            0                 0
                        PAYROLL TAXES                                  0            0            0            0                 0
                   TRAVEL & ENTERTAINMENT                              0            0            0            0                 0
                   SUPPLIES                                            0            0            0            0                 0
                   PROFESSIONAL SERVICES                              84            0            0           84                 0
                   CONSULTING & CONTRACTING                        2,163        2,184        2,240        6,587              2240
                   CLINICAL TRIALS                                   400            0       64,915       65,315             82145
                                                                --------     --------     --------     --------          --------
               TOTAL CLINICAL & REGULATORY                         2,647        2,184       67,155       71,986            84,385
               GENERAL & ADMINISTRATIVE
                   PAYROLL EXPENSES
                        WAGES & DEFERRED COMP                     15,622       15,678       15,342       46,642              7671
                        EMPLOYEE BENEFITS                            475          843        1,016        2,334               764
                        PAYROLL TAXES & OTHER                      1,451        1,328        1,195        3,974               587
                   DEPRECIATION & AMORTIZATION                     1,750        1,750        1,750        5,250               577
                   DUES AND SUBSCRIPTIONS                              0            0            0            0                 0
                   EQUIPMENT  FURNITURE                                0            0            0            0                 0
                   FREIGHT AND POSTAGE                                78          181          122          381                26
                   INSURANCE                                       5,697        5,698        6,199       17,594                 0
                   INTEREST                                          204          241          498          943               127
                   OFFICE SUPPLIES & EXPENSE                          43          137          161          341               141
                   PROFESSIONAL FEES                                   0            0            0            0                 0
                        AUDIT & ACCOUNTING                           131           73           35          239                35
                        LEGAL FEES                                     0        2,903       28,848       31,751                 0
                        CONSULTING, REPORTING & OTHER             14,000        1,094          450       15,544               144
                   RENT & FACILITIES                               4,285        4,285        4,285       12,855              6365
                   TAXES                                              50          161            0          211                 0
                   TELEPHONE & COMMUNICATION                         387        1,269          549        2,205               299
                   TRAVEL & ENTERTAINMENT                            681          528          783        1,992                 0
                                                                --------     --------     --------     --------          --------
               TOTAL GENERAL & ADMINISTRATIVE                     44,854       36,169       61,233      142,256            16,736
                                                                --------     --------     --------     --------          --------
            TOTAL EXPENSE                                         63,109       54,116      149,211      266,436           106,458
                                                                --------     --------     --------     --------          --------
     NET ORDINARY INCOME (LOSS)                                  (63,109)     (54,116)    (149,211)    (266,436)         (106,458)
            INTEREST INCOME                                           60            0            0           60                 0
                                                                --------     --------     --------     --------          --------
NET INCOME (LOSS)                                                (63,049)     (54,116)    (149,211)    (266,376)         (106,458)
                                                                ========     ========     ========     ========          ========


4/29/02


                                                   OPTICON MEDICAL INC. 02-53599                                         Form 3
                                                            Balance Sheet
                                                        As of March 31, 2002
                                                                              02/28/02       03/31/02
                                                                         -------------------------------
ASSETS
      CURRENT ASSETS
           CASH                                                                  19,824             221
           INVESTMENTS                                                                0               0
           PREPAIDS & DEPOSITS                                                    4,469          11,859
                                                                         -------------------------------

           ACCOUNTS RECEIVEABLE - OTHER                                           5,065           5,065
                                                                         -------------------------------
      TOTAL CURRENT ASSETS                                                       29,358          17,145

      FIXED ASSETS
           TOOLING                                                              135,177         135,177
           LEASEHOLD IMPROVEMENTS                                                35,198          35,198
           FIXTURES & EQUIPMENT                                                  76,258          76,258
           ACCUMULATED DEPRECIATION                                            (221,214)       (225,187)
                                                                         -------------------------------

      TOTAL FIXED ASSETS                                                         25,419          21,446

      OTHER ASSETS
           PATENTS AND LICENSES                                                 222,467         222,467
           AMORTIZATION                                                         (94,867)        (95,835)
                                                                         -------------------------------
      TOTAL OTHER ASSETS                                                        127,600         126,632
                                                                         -------------------------------

TOTAL ASSETS                                                                    182,377         165,223
                                                                         ===============================

LIABILITIES & EQUITY
      LIABILITIES
           CURRENT LIABILITIES
               ACCOUNTS PAYABLE - PRE PETITION                                   43,653          34,227
               ACCOUNTS PAYABLE - POST PETITION                                       0          25,964
               DIVIDENDS PAYABLE - PRE PETITION                                  83,113         114,047
               DIVIDENDS PAYABLE - POST PETITION                                      0           3,867
               ACCRUED LIABILITIES & OTHER - PRE PETITION                        66,182          77,283
               ACCRUED LIABILITIES & OTHER - POST PETITION                            0          54,315
               NOTE PAYABLE                                                           0          50,000
               ACCRUED INTEREST                                                       0             188
           TOTAL CURRENT LIABILITIES                                            192,948         359,891

               CAPITAL LEASE OBLIGATIONS                                          3,185           3,101
                                                                         -------------------------------

      TOTAL LIABILITIES                                                         196,133         362,992

      EQUITY
           COMMON STOCK                                                       3,930,455       3,930,455
           ADDL PAID IN CAPITAL                                               3,287,783       3,252,981
           PREFERRED STOCK SERIES A                                           1,837,566       1,837,566
           STOCK ISSUE COST                                                    (632,866)       (632,866)
           RETAINED EARNINGS                                                 (8,319,529)     (8,319,529)
           NET LOSS                                                            (117,165)       (266,376)
                                                                         -------------------------------
      TOTAL EQUITY                                                              (13,756)       (197,769)
                                                                         -------------------------------

TOTAL LIABILITIES & EQUITY                                                      182,377         165,223
                                                                         ===============================



                          SUMMARY OF OPERATIONS                          Form 4

Debtor:  Opticon Medical Inc.    Period Ended:  03/31/02      Case No:  02-53599
         --------------------                   --------                --------

                                                 SCHEDULE OF POST PETITION TAXES PAYABLE

------------------------------- ------------------------- ------------------------- -------------------------- --------------------
                                   BEGINNING BALANCE          ACCRUED/WITHHELD          PAYMENTS/DEPOSITS          ENDING BALANCE
------------------------------- ------------------------- ------------------------- -------------------------- --------------------
INCOME TAXES WITHHELD:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------
FEDERAL:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------
STATE:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------
LOCAL:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------

------------------------------- ------------------------- ------------------------- -------------------------- --------------------
FICA WITHHELD:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------

------------------------------- ------------------------- ------------------------- -------------------------- --------------------
EMPLOYER'S FICA:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------

------------------------------- ------------------------- ------------------------- -------------------------- --------------------
UNEMPLOYEMENT TAX:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------
FEDERAL
------------------------------- ------------------------- ------------------------- -------------------------- --------------------
STATE
------------------------------- ------------------------- ------------------------- -------------------------- --------------------

------------------------------- ------------------------- ------------------------- -------------------------- --------------------
SALES, USE, & EXCISE TAX:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------

------------------------------- ------------------------- ------------------------- -------------------------- --------------------
PROPERTY TAXES:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------

------------------------------- ------------------------- ------------------------- -------------------------- --------------------
OTHERS:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------

------------------------------- ------------------------- ------------------------- -------------------------- --------------------
TOTALS:
------------------------------- ------------------------- ------------------------- -------------------------- --------------------

                                                          AGING OF ACCOUNTS RECEIVABLE
                                                       AND POST-PETITION ACCOUNTS PAYABLE

------------------------------------------ --------------------- ---------------- ---------------- --------------------------------
         AGE IN DAYS                               0-30               30-60           OVER 60           CHARGED OFF THIS PERIOD
------------------------------------------ --------------------- ---------------- ---------------- --------------------------------

POST PETITION ACCT.'S PAYABLE                     25,964               -0-              -0-
------------------------------------------ --------------------- ---------------- ---------------- --------------------------------

ACCOUNTS RECEIVABLE                                -0-                 -0-              -0-                       -0-
------------------------------------------ --------------------- ---------------- ---------------- --------------------------------

FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM THE ACCOUNT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

DESCRIBE EVENTS OR FACTORS OCCURRING DURING THIS REPORTING PERIOD MATERIALLY AFFECTING OPERATIONS AND FORMULATION OF A PLAN OF REORGANIZATION.

Payroll taxes are current and submitted by ADP.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                          Form 5
                                CASH BASIS REPORT
          (BASED UPON A CONSOLIDATED ACCOUNTING OF ALL D-I-P ACCOUNTS)


CASE NAME:           Opticon Medical Inc.
                     --------------------

CASE NUMBER:         02-35399
                     --------

MONTH AND YEAR:      March, 2002
                     -----------

Beginning cash balance (i.e. ending balance from previous report)                        $  24,676.01
                                                                                         ------------

Add:  All receipts for the month.  DO NOT INCLUDE TRANSFERS BETWEEN ACCOUNTS.            $    -0-
---                                                                                      ------------

Deduct:  All disbursements for the month.
------
         DO NOT INCLUDE TRANSFERS BETWEEN ACCOUNTS.                                      $  32,318.57
                                                                                         ------------

Net cash flow (receipts minus disbursements)                                             $ (32,318.57)
                                                                                         ------------

Ending cash balance (i.e. next month's beginning cash balance)                           $(  7,642.56)*
                                                                                         ------------

*Negative cash represents checks cut that were held prior to receipt of April '02 DIP financing.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                 REPORT OF UNPAID DELINQUENT POST PETITION TAXES

List all unpaid tax obligations which have accrued after the date of the filing of the Chapter 11 petition (post petition obligations) which are now due and owing (i.e. delinquent), but have in fact not yet been timely paid.
DO NOT LIST ANY PRE-PETITION OBLIGATIONS!

--------------------------- ---------------------- ----------------------- ----------------------- -----------------------
         TAXING AUTHORITY         TYPE TAX               TAX PERIOD               DUE DATE                 AMOUNT
--------------------------- ---------------------- ----------------------- ----------------------- -----------------------

--------------------------- ---------------------- ----------------------- ----------------------- -----------------------

--------------------------- ---------------------- ----------------------- ----------------------- -----------------------

--------------------------- ---------------------- ----------------------- ----------------------- -----------------------

--------------------------- ---------------------- ----------------------- ----------------------- -----------------------

--------------------------- ---------------------- ----------------------- ----------------------- -----------------------

--------------------------------------------------------------------------------------------------------------------------


                                                                         Form 5A
                             MONTHLY CASH STATEMENT

Debtor:           Opticon Medical Inc.               Statement for the period:
                  --------------------

Case Number:               02-53599                  From: March 22, 2002 to March 31, 2002
                           --------                        --------------------------------

Cash Activity Analysis (Cash Basis Only):

------- -------------------------------- --------------------- ------------------- ---------------- ------------------
                                            GENERAL ACCT.        PAYROLL ACCT.        TAX ACCT.           TOTAL
------- -------------------------------- --------------------- ------------------- ---------------- ------------------

  A.    Beginning Balance:                          24,676.01                 -0-                           24,676.01
------- -------------------------------- --------------------- ------------------- ---------------- ------------------
  B.    Receipts:
        Attach separate schedule                          -0-           12,000.00                           12,000.00
------- -------------------------------- --------------------- ------------------- ---------------- ------------------
  C.    Balance Available:
        (A + B):                                    24,676.01           12,000.00                           36,676.01
------- -------------------------------- --------------------- ------------------- ---------------- ------------------
  D.    Less Disbursements:
        Attach separate schedule                    32,539.65           11,778.92                           44,318.57
------- -------------------------------- --------------------- ------------------- ---------------- ------------------
  E.    Ending Balance:
        (D - C)                                   *(7,863.64)              221.08                         *(7,642.56)
------- -------------------------------- --------------------- ------------------- ---------------- ------------------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

GENERAL ACCOUNT:
1.       Depository Name & Address:  Fifth Third Bank, P.O. Box 182026,
                                     ------------------------------------------
                                     Columbus, OH 43218
                                     ------------------------------------------
2.       Account Number:             702-99431
                                     ------------------------------------------

PAYROLL ACCOUNT:
1.       Depository Name & Address:  Fifth Third Bank, P.O. Box 182026,
                                     ------------------------------------------
                                     Columbus, OH 43218
                                     ------------------------------------------
2.       Account Number:             702-99485
                                     ------------------------------------------

TAX ACCOUNT:
1.       Depository Name & Address:  n/a - taxes remitted through ADP
                                     ------------------------------------------
2.       Account Number:
                                     ------------------------------------------

Other monies on hand (specify type and location) (i.e., CD's, petty cash, etc.):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



Date:  09/19/02                        /s/ G.D. Brunner, President
       --------                        ----------------------------------------
                                       Debtor in Possession

*Negative cash represents checks cut and held prior to receipt of April '02 DIP financing.

4/26/02
ACCRUAL BASIS


                                                   OPTICON - GENERAL  02-53599
                                                      ACCOUNT QUICKREPORT
                                                        AS OF MARCH 31, 2002


                          DATE         NUM                       NAME                         AMOUNT         BALANCE
                     ----------------------------------------------------------------------------------------------------
CASH                                                                                                                0.00
      FIFTHTHIRD DIP/GENERAL                                                                                        0.00
                          03/22/2002                                                           14,676.01       14,676.01
                          03/26/2002                                                           10,000.00       24,676.01
                          03/27/2002                                                          -12,000.00       12,676.01
                          03/28/2002 4246    Anthem Blue Cross & Blue Shield                   -1,578.10       11,097.91
                          03/28/2002 4247    Cleveland Clinic Foundation                       -3,000.00        8,097.91
                          03/28/2002 4248    Post Commerce Center                              -6,365.15        1,732.76
                          03/28/2002 4249    Urogynecology Research and Education Fund         -8,080.00       -6,347.24
                          03/28/2002 4250    Urogynecology Research and Education Fund         -1,500.00       -7,847.24
                          03/29/2002                                                              -16.40       -7,863.64
                                                                                          -------------------------------
      Total FifthThird DIP/General                                                             -7,863.64       -7,863.64

      FIFTH THIRD DIP/PAYROLL                                                                                       0.00
                          03/22/2002                                                           10,000.00       10,000.00
                          03/26/2002                                                          -10,000.00            0.00
                          03/26/2002                                                              -16.33          -16.33
                          03/27/2002                                                           12,000.00       11,983.67
                          03/28/2002                                                           -2,366.02        9,617.65
                          03/28/2002                                                           -3,691.77        5,925.88
                          03/28/2002                                                           -1,258.44        4,667.44
                          03/28/2002                                                           -4,411.18          256.26
                          03/28/2002                                                              -35.18          221.08
                                                                                          -------------------------------
      Total Fifth Third DIP/Payroll                                                               221.08          221.08
                                                                                          -------------------------------
Total Cash                                                                                     -7,642.56       -7,642.56
                                                                                          -------------------------------
                                                                                               -7,642.56       -7,642.56
                                                                                          ===============================




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